Note 20 - Financial Instruments	12 Months Ended
Dec. 31, 2010
Financial Instruments [Abstract]
Note 20 - Financial Instruments [Text Block]

20. Financial Instruments

In the normal course of its business activities, the Company acquires various types of financial instruments.

a) Concentrations of credit risk

Substantial portions of the Company's assets including financial instruments are located in Brazil while substantially all of the Company's revenues and net income are generated in Brazil. The Company's financial instruments that are exposed to concentrations of credit risk consist primarily of its cash and cash equivalents, the Petroleum and Alcohol account, trade receivables and futures contracts.

The Company takes several measures to reduce its credit risk to acceptable levels. All cash and cash equivalents in Brazil are maintained with major banks. Time deposits in U.S. dollars are placed with creditworthy institutions in the United States. Additionally, all of the Company's available-for-sale securities and derivative contracts are either exchange traded or maintained with creditworthy financial institutions. The Company monitors its credit risk associated with trade receivables by routinely assessing the creditworthiness of its customers. At December 31, 2010 and December 31, 2009, the Company's trade receivables were primarily maintained with large distributors.

b) Fair value

Fair values are derived either from quoted market prices where available, or, in their absence, the present value of expected cash flows. Fair values reflect the cash that would have been either received or paid if the instruments were settled at year end in an arms length transaction between willing parties. Fair values of cash and cash equivalents, trade receivables, the Petroleum and Alcohol account, short-term debt and trade payables approximate their carrying values.

The fair values of other long-term receivables and payables do not differ materially from their carrying values.

The Company's debt including project financing obligations, resulting from Codification TOPIC 810 consolidation amounted to US$60,471, at December 31, 2010, and US$49,041 at December 31, 2009, and had estimated fair values of US$62,752 and US$48,804, respectively.

The fair value hierarchy for the Company's financial assets and liabilities accounted for at fair value on a recurring basis at December 31, 2010, was:

	As of December 31, 2010
	Level 1	Level 2	Level 3	Total
Assets
Marketable securities	18,557	-	-	18,557
Foreign exchange derivatives (Note 19)	-	117	-	117
Commodity derivatives (Note 19)	15	1	32	48

Total assets	18,572	118	32	18,722

Liabilities
Commodity derivatives (Note 19)	(40)	(2)	-	(42)

Total liabilities	(40)	(2)	-	(42)

The fair value hierarchy for the Company's non financial assets and liabilities accounted for at fair value on a non-recurring basis at December 31, 2010, was:

	As of December 31, 2010

	Level 1	Level 2	Level 3	Total

Assets
Long-lived assets held and used	-	-	122	122
Long-lived assets held for sale	-	32	-	32

In accordance with the provisions of ASC Topic 360, long-lived assets held and used with a carrying amount of US$465 were written down to their fair value of US$122, resulting in an impairment charge of US$352, before taxes, which was included in earnings for the period.

Long-lived assets held for sale with a carrying amount of US$82 were written down to their fair value of US$32, resulting in an impairment charge of US$50, before taxes, which was included in earnings for the period.

Fair value of long lived assets is estimated based on the present value of future cash flows, resulting from the company's best estimates. Inputs used to estimate fair value were: prices based on the last strategic plan published, production curves associated with existing products in the Company's portfolio, market operating costs and investments needed for carrying out the projects.